SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             AMERICAN RIVER HOLDINGS
             (Exact name of registrant as specified in its charter)

              California                                68-0352144
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

    1545 River Park Drive, Suite 107
         Sacramento, California                          95815
(Address of principal executive offices)               (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. |_|

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. |_|

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to
which this Form relates: . . . . . . . . . . . . . . . . . . .(if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, No Par Value
                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered

         See information under the heading "DESCRIPTION OF AMERICAN RIVER HOLDINGS CAPITAL STOCK" on page 149 of Registrant's Rule 424(b) Prospectus to Registration Statement No. 333-36326 on Form S-4, dated August 10, 2000 and filed with the Commission on August 18, 2000, which is incorporated here by reference.

Item 2.  Exhibits

         Exhibit 1.  Specimen Copy of Common Stock Certificate

         See Exhibit 4.1 to Registrant's Registration Statement No. 333-36326 on Form S-4, filed with the Commission on May 5, 2000, which is incorporated here by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN RIVER HOLDINGS
                                        -----------------------
                                             (Registrant)


         Date:  September 13, 2000      By: /s/ DAVID T. TABER
                                           -------------------------------------
                                                David T. Taber
                                           President and Chief Executive Officer